                                                                    Exhibit 99.1

                    OMNI POINT MARKETING, LLC AND AFFILIATE

                         COMBINED FINANCIAL STATEMENTS

                                 MARCH 31, 2005

                                   (UNAUDITED)

                                       1

                 OMNI POINT MARKETING, LLC AND COMBINED AFFILATE
                                  BALANCE SHEET
                                 MARCH 31, 2005
                                   (UNAUDITED)

                                     ASSETS
                                     ------

Current Assets:
    Cash                                                              $  100,194
    Accounts receivable, less allowance for
      doubtful accounts of $1,406,602                                  1,517,092
    Prepaid expenses and other assets                                     71,698
                                                                      ----------

    Total current assets                                               1,688,984
                                                                      ----------

Property and Equipment, net                                              759,698

Intangibles, net                                                       1,091,685
Other Assets                                                             228,966
                                                                      ----------

    Total Assets                                                      $3,769,333
                                                                      ==========

                        LIABILITIES AND MEMBERS' EQUITY
                        -------------------------------

Current Liabilities:
  Notes payable                                                       $        -
  Accounts payable                                                       608,008
  Accrued expenses                                                       321,280
  Accrued commissions                                                    396,534
  Deferred rent                                                          186,748
  Customer deposits                                                      264,213
                                                                      ----------

    Total current liabilities                                          1,776,783

MEMBERS' EQUITY                                                        1,992,550
                                                                      ----------

    Total Liabilities and Members' Equity                             $3,769,333
                                                                      ==========

              See notes to unaudited combined financial statements.

                                        2

                 OMNI POINT MARKETING, LLC AND COMBINED AFFILATE
                            STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)

Revenues, net                                                         $2,691,670

Cost of revenue                                                          355,551
                                                                      ----------

    Gross Profit                                                       2,336,119
                                                                      ----------

Selling Expenses:
  Salaries and commissions                                               709,546
  Advertising and trade shows                                            135,853
                                                                      ----------

                                                                         845,399
                                                                      ----------

General and Administrative Expenses:
  Bad debt                                                               300,401
  Salaries                                                               129,989
  Depreciation and amortization                                          160,291
  Professional fees                                                       22,443
  Rent and occupancy                                                      56,716
  Stock-based consulting expense                                            --
  Stock-based compensation expense                                          --
  Other general and administrative                                       261,154
                                                                      ----------

                                                                         930,994
                                                                      ----------

    Net Income                                                        $  559,726
                                                                      ==========

              See notes to unaudited combined financial statements.

                                        3

                 OMNI POINT MARKETING, LLC AND COMBINED AFFILATE
                          STATEMENT OF MEMBERS' EQUITY
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)

                                                                      Members'
                                                                       Equity
                                                                      ---------

Balance - December 31, 2003                                             528,589

Member contributions                                                    965,000

Net loss for the period                                                    (765)
                                                                    -----------

Balance - December 31, 2004                                         $ 1,492,824

Member distributions                                                    (60,000)

Net income for the period                                               559,726
                                                                    -----------

Balance - March 31, 2005                                            $ 1,992,550
                                                                    ===========

              See notes to unaudited combined financial statements.

                                        4

                 OMNI POINT MARKETING, LLC AND COMBINED AFFILATE
                             STATEMENT OF CASH FLOWS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)

Cash Flows From Operating Activities:
  Net income                                                          $ 559,726
  Adjustments to reconcile net income to net cash
  provided by operating activities:
     Depreciation and amortization                                      160,291
  Changes in assets and liabilities:
     Accounts receivable                                               (801,036)
     Due from principal member                                          140,312
     Prepaid expenses and other assets                                  (15,455)
     Accounts payable                                                   187,508
     Accrued expenses                                                   114,647
     Accrued commissions                                                140,264
     Deferred rent                                                       (6,117)
     Customer deposits                                                  (40,000)
                                                                      ---------

       Net cash provided by operating activities                        440,140
                                                                      ---------

Cash Flows From Investing Activities:
  Purchase of property and equipment                                    (26,098)
  Purchase of intangible assets                                        (408,227)
                                                                      ---------

       Net cash used in investing activities                           (434,325)
                                                                      ---------

Cash Flows From Financing Activities:
  Payments on notes payable                                             (60,000)
                                                                      ---------

       Net cash used in financing activities                            (60,000)
                                                                      ---------

       Net decrease in cash                                             (54,185)

Cash - Beginning of year                                                154,379
                                                                      ---------

Cash - End of period                                                  $ 100,194
                                                                      =========

Supplemental Disclosures of Cash Flow Information
  Cash payments for interest                                          $       -
                                                                      =========

              See notes to unaudited combined financial statements.

                                        5

                     OMNI POINT MARKETING, LLC AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------------------

Omni Point Marketing,  LLC ("Omni Point") is a limited  liability company formed in February 2002 with one member owning 100%. On September 15, 2003,  the member sold 75% of its interest to three entities.  Omni Point specializes in marketing third party  offers for  products  and  services  via email.  Omni Point  offers
advertisers   integrated  online  and  offline  marketing   programs   including
Permission  Based Email  Advertising,  Email Database  Append  Services,  Online
Surveys, Ad Serving Networks and Internet Compiled Direct Mail Lists. Omni Point
has multiple Internet media and database products as follows:

            EMAIL APPEND: Omni Point's email append solution allows marketers to
            augment  their   existing   customer   database  with   Omni Point's
            permission-based  email  data.  When  a  match  is  confirmed,   the
            customer's email address is added to the client's file.

            ELECTRONIC  CHANGE OF ADDRESS:  Omni  Point's  electronic  change of address service enables clients to update their email databases.

            LEAD  GENERATION:  Omni Point  offers  lead  generation  programs to assist a variety of businesses with customer acquisition. Omni Point pre-screens  the  leads  through  its  online  surveys  to meet  its clients' exact criteria.

            DIRECT MAIL AND POSTAL LIST  ADVERTISEMENT:  Omni Point has compiled an exclusive Internet  responders' postal mailing list. This list is sourced from online  registration and individuals who have responded to Omni Point's online campaigns.  These consumers are responsive to offers and purchase products and services through online and offline channels.  Omni  Point  offers a wide  variety  of  demographic  and psycho-graphic criteria for its customers' list selection.

            ONLINE MARKET RESEARCH:  Omni Point has developed a consumer survey.
            Omni Point  offers a variety of targeted  leads  generated  from its ongoing  survey  responses.  Omni Point also  offers  marketers  the opportunity to add specific questions to the survey. Omni Point then sells  the  response  information  to the  marketer  on a  cost  per response basis.  If a marketer or a market research  company needs a full survey completed, Omni Point will broadcast its client's survey to a designated responder list on a cost per thousand basis.

            Friendsand  LLC  ("Friendsand")  is an  online,  interactive  social networking community.

The  combined  financial  statements  include  the  accounts  of Omni  Point and
Friendsand  (collectively  herein  referred to as the  "Company").  All material intercompany balances and transactions have been eliminated.

                                        6

                     OMNI POINT MARKETING, LLC AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------------------
(continued)
-----------

A summary of the Company's significant accounting policies follows:

            CASH AND CASH  EQUIVALENTS:  The Company  considers all  investments purchased  with an original  maturity of three  months or less to be cash equivalents.

            IMPAIRMENT OF LONG-LIVED  ASSETS:  Accounting  for the Impairment of
            Long-Lived  Assets  and for  Long-Lived  Assets  to be  disposed  of requires that long-lived assets and certain identifiable intangibles to be held and used or  disposed  of by an  entity be  reviewed  for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be  recoverable.  Under such circumstances, the accounting principles require that such assets be reported  at the lower of their  carrying  amount or fair value less cost to sell.  Accordingly,  when events or  circumstances  indicate that long-lived  assets may be impaired,  the Company  estimates the assets'  future  cash flows  expected  to result from the use of the asset  and its  eventual  disposition.  If the  sum of the  expected future  undiscounted  cash flows is less than the carrying amount of the asset, an impairment  loss is recognized  based on the excess of the carrying amount over the fair value of the asset.

            FAIR VALUE OF FINANCIAL  INSTRUMENTS:  The carrying amounts reported in the accompanying balance sheets for accounts receivable, accounts payable  and  accrued  expenses  approximate  fair  value due to the short-term nature of these accounts. Accounts receivable are carried at  original  invoice  amount  less an  estimate  made for  doubtful receivables  based  on a  review  of all  outstanding  amounts  on a periodic  basis.  Management  determines  the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer's  financial  condition,  credit history, and current economic conditions.

            REVENUE  RECOGNITION:   The  Company  recognizes  revenue  from  all
            products when the service is performed and the  customer's  order is fulfilled.

            USE  OF  ESTIMATES:  The  preparation  of  financial  statements  in conformity  with  accounting  principles  generally  accepted in the
            United States of America  require  management to make  estimates and
            assumptions   that  affect  the  reported   amounts  of  assets  and
            liabilities  and disclosure of contingent  assets and liabilities at the date of the  financial  statements  and the reported  amounts of revenues and expenses  during the reporting  period.  Actual results could differ from those estimates.

                                        7

                     OMNI POINT MARKETING, LLC AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------------------
(continued)
-----------

            PROPERTY AND  EQUIPMENT:  Property and  equipment is stated at cost.
            Depreciation  is  computed  by the  straight-line  method  over  the following estimated useful lives:

                                                       Years
                                                       -----
            Leasehold improvements                      5-6
            Computer equipment                           5
            Furniture, fixtures and office equipment     7
            Software                                     3

            Leasehold  improvements are depreciated over the shorter of the term of the lease or their estimated useful lives.

            INTANGIBLE  ASSET:  Intangible assets consist of a database of email addresses  acquired  during normal  operations and costs  associated with the development of the Company's various websites.  These costs
            are  being  amortized  using  the  straight-line   method  over  the
            following estimated useful lives:

                                                       Years
                                                       -----
            Email database                               3
            Web properties                              3-5

            INCOME TAXES: The Company has made an election to have its income or loss taxed  directly to its members as a partnership  for income tax purposes.  Accordingly, the pro rata income or loss will be included in the tax return of the members.  As a result, no income taxes have been recognized in the accompanying financial statements.

            SOFTWARE  DEVELOPMENT:   The  Company  entered  into  a  development
            agreement  in  September  2004  for the  design  of  co-registration software at a total cost of $200,000.  The project was  completed in
            October 2004; however, the software is included in "Other Assets" in the  accompanying  balance  sheet  as it has  not yet  been  used in operations as of December 31, 2004.

            ADVERTISING COSTS: Advertising costs are expensed as incurred.

NOTE 2 - SUBSEQUENT EVENT
-------------------------

Effective May 16, 2005, Relationserve, Inc., through its wholly-owned subsidiary
Relationserve Access, Inc., a Delaware company, purchased the assets and assumed certain  liabilities of Omni Point Marketing,  LLC, a Florida limited  liability

                                        8

                     OMNI POINT MARKETING, LLC AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (UNAUDITED)

NOTE 2 - SUBSEQUENT EVENT (continued)
-------------------------------------

company ("Omni Point"),  and through its  wholly-owned  subsidiary,  Friendsand,
Inc.  ("Friendsand")  acquired all of the assets and  liabilities  of Friendsand
LLC, a Delaware limited liability  company.  These companies were acquired for a combination of cash payments,  a two-year  promissory note payable in the amount of $700,000, and 8,000,000 newly-issued common shares of RelationServe, Inc.

                                        9